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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of World Access, Inc. of our report dated March 5, 1998 appearing on page 25 of World Access, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997, as amended on Form 10-K/A filed on April 27, 1998.

                                          /s/ PricewaterhouseCoopers LLP

Atlanta, Georgia
November 3, 1998